THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR
(C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

     No. W- 1
ISSUED:  _______, 2002                                  WARRANT TO
Void After _______, 2004                             PURCHASE COMMON STOCK

                          Trinity Companies, Inc.

                                  Warrant

     THIS IS TO CERTIFY that, for good and valuable consideration and subject to these terms and conditions, ______________, Inc. or such person to whom this Warrant is transferred (the "Holder"), is entitled to exercise this Warrant to purchase such number of fully paid and nonassessable shares of Trinity Companies, Inc., a Utah corporation (the "Company"), Common Stock (the "Warrant Stock") as equals the number of shares into which that certain Convertible Promissory Note issued by the Company to Holder as of an even date herewith is convertible into. This Warrant shall be exercisable at a price per share of $.025 (the "Exercise Price") (such number of shares, type of security and the Exercise Price being subject to adjustment as provided below).

1.   Method of Exercise
     1.1  Cash Exercise Right

     This Warrant may be exercised by the Holder, at any time after the date issued, but not later than ________, 2004 (the "Exercise Period"), in whole or in part, by delivering to the Company at Trinity Companies, Inc., 2526 Durant Ave, 1st Floor, Berkeley, California 94704 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (a) this Warrant certificate, (b) a certified or cashier's check payable to the Company, or canceled indebtedness of the Company to the Holder, in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "Purchase Price"), and (c) the Notice of Cash Exercise attached as Exhibit A duly completed and executed by the Holder.

     1.2  Net Issuance Right

     Notwithstanding the payment provisions set forth above, the Holder may elect to convert this Warrant into Warrant Shares by surrendering this Warrant at the office of the Company at the address set forth in
Section 1.1 and delivering to the Company the Notice of Net Issuance Exercise attached as Exhibit B duly completed and executed by the Holder, in which case the Company shall issue to the Holder the number of Warrant Shares of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

     X = (A - B) x C   where:
          A

          X    =    the number of Warrant Shares issuable upon net issuance
                    exercise pursuant to the provisions of this
Section 1.2.

          A    =    the Fair Market Value (as defined below) of one Warrant
                    Share on the date of net issuance exercise.

          B    =    the Exercise Price for one Warrant Share under this
                    Warrant.

          C    =    the number of Warrant Share as to which this Warrant is
                    exercisable pursuant to the provisions of Section 1.1.

     If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued upon net issuance exercise pursuant to this
Section 1.2.

     "Fair Market Value" of a Warrant Share shall mean:

     (a) if the net issuance exercise is in connection with a transaction specified in Section 4.1(b), the value of the consideration (determined, in the case of noncash consideration, in good faith by the Company's Board of Directors) to be received pursuant to such transaction by the holder of one Warrant Share;

     (b) if the net issuance exercise is in connection with the initial public offering of the Company's shares (the "Shares"), the initial public offering price (before deducting commission, discounts or expenses) at which the Shares are sold in such offering, proportionately adjusted as a result of any adjustments arising from the conversion of the Warrant Shares into Shares in contemplation of such public offering;

     (c) if the net issuance exercise is after the occurrence of the initial public offering of the Company's Shares:

          (1) if the Company's Shares are traded on an exchange or are quoted on the Nasdaq National Market, the average of the closing or last sale price reported for the ten business days immediately preceding the date of net issuance exercise;

               (ii) if the Company's Shares are not traded on an exchange or on the Nasdaq National Market, but are traded in the over-the-counter market, the average of the closing bid and asked prices reported for the ten market days immediately preceding the date of net issuance exercise; and

     (d) In all other cases, the fair market value as determined in good faith by the Company's Board of Directors.

2.   Delivery of Stock Certificates; No Fractional Shares

2.1 Within 10 days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with Section 1.2, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon such exercise, and (b) a new Warrant in substantially the same form to purchase up to that number of Warrant Shares, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such Warrant Shares on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.1 or 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Shares; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Warrant Shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.2 No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined by the Company's Board of Directors) on the date of exercise.

     3.   Covenants as to Warrant Shares
     The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Warrant Shares as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to amend the Articles of Incorporation to provide sufficient reserves of Warrant Shares.

     4.   Adjustments; Termination of Warrant Upon Certain Events
     4.1  Effect of Reorganization
          (a)  Reorganization--No Change in Control
          Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "Reorganization") during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their Warrant Shares and the holders of the Company's voting equity securities immediately prior to such Reorganization together own a majority interest of the voting equity securities of the successor corporation following such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property), to which a holder of the Warrant Shares issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant.

          (b) Reorganization--Change in Control; Termination of Warrant Upon Reorganization during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their Warrant Shares and the holders of the Company's voting equity securities immediately prior to such Reorganization together own less than a majority interest of the voting equity securities of the successor corporation following such Reorganization, the Holder shall be given notice of such proposed action as provided in Section 7. The Holder may attend the meeting of the Company's shareholders at which such action is considered and voted upon. If the proposed action is approved according to applicable law by the shareholders of all corporations or other entities that are parties to the proposed action, the Holder shall be so notified in writing by the Company by registered or certified mail at least 10 days before its effectiveness. Notwithstanding the period of exercisability stated on the face of this Warrant, this Warrant shall become forever null and void to the extent not exercised on or before 5:00 p.m., Pacific time, on the seventh day following the delivery of such notice; provided that if the Reorganization does not close, this Warrant shall not terminate and the Exercise Period shall continue as stated in this Warrant.

     4.2  Adjustments for Stock Splits, Dividends

     If the Company shall subdivide the number of outstanding shares of the same class as the Warrant Shares into a greater number of shares, then the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of Warrant Shares at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Shares by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number Warrant Shares at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of Warrant Shares issuable shall be to the nearest whole share.

     4.3  Certificate as to Adjustments

     In the case of any adjustment in the Exercise Price or number and type of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

     4.4  Lock-Up Agreement

     Holder agrees not to sell or otherwise transfer or dispose of any securities of the Company issued pursuant to this Warrant for a 12-month period following the date of exercise and issuance of such shares. In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to the securities issuable upon exercise of this Warrant until the end of such period.

5.   Securities Laws Restrictions; Legend on Warrant Shares

     5.1 This Warrant and the securities issuable upon exercise have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, or (c) the Company otherwise satisfies itself that such transaction is exempt from registration.

     5.2 A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement and any certificate representing the Warrant Shares, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

6.   Exchange of Warrant; Lost or Damaged Warrant Certificate

     This Warrant is exchangeable upon its surrender by the Holder at the office of the Company. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

7.   Notices of Record Date, etc.

     In the event of

          (a) any taking by the Company of a record of the holders of Warrant Shares for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

          (b) any reorganization of the Company, any reclassification or recapitalization of the capital structure of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person;

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

          (d) any proposed issue or grant by the Company to the holders of Warrant Shares of any shares of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any units of any class or any other securities; or

          (e) any other event as to which the Company is required to give notice to any holders of Warrant Shares, then and in each such event the Company will mail to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Shares or securities into which the Warrant Shares are convertible shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 20 days prior to the date specified in the notice.

8.   Investment Intent

     By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.
9.   Miscellaneous

     9.1  Holder as Owner

     The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

     9.2  No Shareholder Rights

     This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Shares, until this Warrant is exercised.

     9.3  Notices

     Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

          If to the Holder:
          To the address last furnished
          in writing to the Company by
          the Holder

          If to the Company:
          Trinity Companies, Inc.
          2526 Durant Ave, 1st Floor
          Berkeley, CA 94704
          Attn:  Doug Cole
          Fax:  (___) _________

9.4  Amendments and Waivers

     Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of Warrants to purchase a majority of the Warrant Shares. Any amendment or waiver effected in accordance with this
Section 9.4 shall be binding on each future Holder and the Company.

9.5  Governing Law; Jurisdiction; Venue

     This Warrant shall be governed by and construed under the laws of the state of Delaware without regard to principles of conflict of laws.

9.6  Successors and Assigns; Transfer

     The terms and conditions of this Warrant shall inure to the benefit of and be binding on the respective successors and assigns of the parties. This Warrant may not be transferred or assigned without the consent of the Company.
                         [Signature page follows.]
     IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                   Trinity Companies, Inc.


                                   By: _________________________
                                   Name: Doug Cole
                                   Title: President



                          NOTICE OF CASH EXERCISE

To:  Trinity Companies, Inc.

The undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock of Trinity Companies, Inc. (the "Company"), issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

Payment enclosed in the amount of $___________.

Dated:  ________________

Name of Holder of Warrant:______________________
                         (Please print)
Address:__________________________________________
Signature:________________________________________


                      NOTICE OF NET ISSUANCE EXERCISE

     To:  Trinity Companies, Inc.
     The undersigned hereby irrevocably elects to convert the attached Warrant into such number of shares of Common Stock of Trinity Companies, Inc. (the "Company") as is determined pursuant to Section 1.2 of the attached Warrant. The undersigned requests that certificates of such net issuance shares be delivered to the address of the undersigned stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

Dated:  ____________________
Name of Holder of Warrant: ___________________________________
                           (Please print)

Address:______________________________________________________

Signature:____________________________________________________

                                 ASSIGNMENT


     For value received the undersigned sells, assigns and transfers to the transferee named below the attached Warrant, together with all right, title and interest, and does irrevocably constitute and appoint the transfer agent of Trinity Companies, Inc. (the "Company") as the undersigned's attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:  __________________________
Name of Holder of Warrant: ________________________________________
                              (Please print)
Address:___________________________________________________________
Signature:_________________________________________________________
Name of transferee:________________________________________________
                              (Please print)
Address of transferee:_____________________________________________